COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2026 (Unaudited)

		Shares	Value
COMMON STOCK—REAL ESTATE	114.2%
APARTMENT	4.4%
Essex Property Trust, Inc.(a)		167,880	$40,626,960
UDR, Inc.(a)		918,881	31,039,800

			71,666,760

DATA CENTERS	19.5%
Digital Realty Trust, Inc.		975,044	175,712,679
Equinix, Inc.		78,742	77,186,058
Iron Mountain, Inc.		662,756	67,693,898

			320,592,635

FREE STANDING	6.3%
Agree Realty Corp.(a)		471,852	35,568,204
Essential Properties Realty Trust, Inc.(a)		1,012,574	30,741,747
NETSTREIT Corp.(a)(b)		1,091,504	20,553,020
Realty Income Corp.(a)		277,807	16,996,232

			103,859,203

HEALTH CARE	21.8%
CareTrust REIT, Inc.(a)		573,360	21,013,644
Healthcare Realty Trust, Inc., Class A		1,691,899	28,745,364
Omega Healthcare Investors, Inc.		587,273	25,734,303
Welltower, Inc.(c)		1,423,518	281,443,744

			356,937,055

HOTEL	2.8%
Host Hotels & Resorts, Inc.(a)		2,433,930	46,634,099

INDUSTRIALS	9.8%
EastGroup Properties, Inc.(a)		141,745	26,235,582
First Industrial Realty Trust, Inc.(a)		391,740	22,662,159
Lineage, Inc.(d)		142,519	4,668,922
Prologis, Inc.(a)(b)		805,555	106,478,260

			160,044,923

MANUFACTURED HOME	5.9%
Equity LifeStyle Properties, Inc.(a)		897,567	56,026,132
Sun Communities, Inc.(a)		322,168	40,580,281

			96,606,413

OFFICE	5.1%
BXP, Inc.		805,909	41,826,677
Highwoods Properties, Inc.(a)		469,536	10,052,766
Hudson Pacific Properties, Inc.(c)(e)		254,084	1,501,636
Kilroy Realty Corp.(a)		1,084,698	30,599,331

			83,980,410

REGIONAL MALL	3.3%
Simon Property Group, Inc.(a)(b)		289,108	53,927,315

SELF STORAGE	8.0%
Extra Space Storage, Inc.(a)		593,609	77,839,948
Public Storage(a)(b)(c)		195,671	53,003,361

			130,843,309

		Shares	Value
SHOPPING CENTER	4.3%
Kimco Realty Corp.(a)(b)		3,160,016	$71,005,560

SINGLE FAMILY HOMES	2.0%
Invitation Homes, Inc.(a)		1,292,219	32,111,642

SPECIALTY	2.4%
Lamar Advertising Co., Class A(a)(b)		306,987	38,882,973

TELECOMMUNICATIONS	16.3%
American Tower Corp.(a)		799,522	137,981,507
Crown Castle, Inc.(a)(b)(c)		1,390,358	113,050,009
SBA Communications Corp., Class A		95,300	16,402,083

			267,433,599

TIMBERLAND	2.3%
Rayonier, Inc.(a)(b)		1,244,191	25,655,218
Weyerhaeuser Co.(a)(b)		494,036	12,069,300

			37,724,518

TOTAL COMMON STOCK (Identified cost—$1,532,886,661)			1,872,250,414

PREFERRED SECURITIES—EXCHANGE-TRADED	11.6%
BANKING	1.5%
Bank of America Corp., 4.25%, Series QQ(a)(f)		50,000	850,000
Bank of America Corp., 5.375%, Series KK(a)(b)(f)		100,000	2,165,000
Bank of America Corp., 6.00%, Series GG(a)(b)(f)		224,608	5,554,556
Citigroup, Inc., 6.25%, Series II(a)(b)(f)		125,000	3,081,250
JPMorgan Chase & Co., 4.55%, Series JJ(f)		8,503	159,856
JPMorgan Chase & Co., 5.75%, Series DD(a)(f)		75,000	1,815,000
Wells Fargo & Co., 4.375%, Series CC(a)(b)(f)		139,519	2,434,607
Wells Fargo & Co., 4.70%, Series AA(a)(b)(f)		225,800	4,263,104
Wells Fargo & Co., 7.50%, Series L (Convertible)(a)(b)(f)		4,000	4,620,000

			24,943,373

DIVERSIFIED	1.4%
AH Realty Trust, Inc., 6.75%, Series A(a)(f)		378,000	8,225,280
Alpine Income Property Trust, Inc., 8.00%, Series A(a)(f)		50,000	1,246,500
DigitalBridge Group, Inc., 7.125%, Series J(a)(b)(f)		398,512	6,567,478
DigitalBridge Group, Inc., 7.15%, Series I(a)(b)(f)		404,770	6,577,512

			22,616,770

FINANCE	0.1%
KKR & Co., Inc., 6.875%, due 6/1/65, Series T(a)		49,956	1,161,977
KKR Group Finance Co. IX LLC, 4.625%, due 4/1/61(a)		50,000	800,000

			1,961,977

FREE STANDING	0.2%
Agree Realty Corp., 4.25%, Series A(a)(b)(f)		156,565	2,630,292

HEALTH CARE	0.1%
Chiron Real Estate, Inc., 8.00%, Series B(a)(b)(f)		94,000	2,356,580

HOTEL	1.1%
Pebblebrook Hotel Trust, 5.70%, Series H(a)(f)		234,000	4,069,260
Pebblebrook Hotel Trust, 6.375%, Series G(a)(f)		168,800	3,274,720

		Shares	Value
RLJ Lodging Trust, 1.95%, Series A (Convertible)(a)(f)		115,291	$2,778,513
Summit Hotel Properties, Inc., 5.875%, Series F(a)(b)(f)		122,693	2,121,362
Summit Hotel Properties, Inc., 6.25%, Series E(a)(b)(f)		226,000	3,921,100
Sunstone Hotel Investors, Inc., 6.125%, Series H(a)(f)		96,680	1,864,957

			18,029,912

INDUSTRIALS	0.3%
LXP Industrial Trust, 6.50%, Series C(a)(b)(f)		92,192	4,240,832
Rexford Industrial Realty, Inc., 5.625%, Series C(a)(f)		35,000	717,500

			4,958,332

INSURANCE	0.2%
Allstate Corp., 7.375%, Series J(a)(f)		81,248	2,066,949
American Financial Group, Inc., 5.875%, due 3/30/59(a)		26,958	554,796
Prudential Financial, Inc., 4.125%, due 9/1/60		5,027	81,890

			2,703,635

MANUFACTURED HOME	0.1%
UMH Properties, Inc., 6.375%, Series D(a)(b)(f)		115,000	2,387,400

OFFICE	0.2%
Hudson Pacific Properties, Inc., 4.75%, Series C(a)(f)		40,939	527,704
Vornado Realty Trust, 5.25%, Series N(a)(f)		128,040	2,080,650

			2,608,354

SELF STORAGE	2.4%
National Storage Affiliates Trust, 6.00%, Series A(a)(b)(f)		234,120	5,307,500
Public Storage, 4.00%, Series P(a)(b)(f)		174,252	2,653,858
Public Storage, 4.00%, Series R(a)(b)(f)		196,001	2,985,095
Public Storage, 4.10%, Series S(a)(f)		96,792	1,528,346
Public Storage, 4.125%, Series M(a)(b)(f)		191,800	3,001,670
Public Storage, 4.625%, Series L(a)(b)(f)		821,114	14,385,917
Public Storage, 4.70%, Series J(a)(b)(f)		233,965	4,178,615
Public Storage, 4.75%, Series K(a)(f)		101,000	1,834,160
Public Storage, 4.875%, Series I(a)(f)		76,213	1,418,324
Public Storage, 5.15%, Series F(a)(f)		75,000	1,470,750

			38,764,235

SHOPPING CENTER	1.1%
CTO Realty Growth, Inc., 6.375%, Series A(a)(f)		56,754	1,147,566
Kimco Realty Corp., 5.125%, Series L(a)(f)		51,193	991,608
Kimco Realty Corp., 5.25%, Class M(a)(f)		201,358	4,027,160
Regency Centers Corp., 5.875%, Series B(a)(b)(f)		209,900	4,619,899
Regency Centers Corp., 6.25%, Series A(a)(b)(f)		161,156	3,601,837
Saul Centers, Inc., 6.00%, Series E(a)(f)		111,000	2,507,490
Saul Centers, Inc., 6.125%, Series D(a)(f)		101,300	2,086,780

			18,982,340

SINGLE FAMILY HOMES	0.5%
American Homes 4 Rent, 5.875%, Series G(a)(b)(f)		155,530	3,471,430
American Homes 4 Rent, 6.25%, Series H(a)(b)(f)		239,974	5,675,385

			9,146,815

SPECIALTY	0.3%
EPR Properties, 5.75%, Series G(a)(f)		132,002	2,670,401

		Shares	Value
EPR Properties, 9.00%, Series E (Convertible)(a)(f)		57,085	$1,734,242

			4,404,643

TELECOMMUNICATION SERVICES	0.7%
AT&T, Inc., 4.75%, Series C(a)(b)(f)		379,911	6,990,362
AT&T, Inc., 5.00%, Series A(a)(f)		88,182	1,731,895
T-Mobile USA, Inc., Senior Debt, 5.50%, due 6/1/70(a)(b)		135,504	2,886,235

			11,608,492

UTILITIES	1.4%
CMS Energy Corp., 5.875%, due 3/1/79(a)(b)		251,310	5,553,951
DTE Energy Co., 5.25%, due 12/1/77, Series E(a)(b)		114,351	2,349,913
DTE Energy Co., 6.25%, due 10/1/85, Series H(a)(b)		99,600	2,369,484
NextEra Energy Capital Holdings, Inc., 6.50%, due 6/1/85, Series U		28,042	695,722
NextEra Energy Capital Holdings, Inc., 6.50%, due 4/15/86, Series Z(a)(b)		114,040	2,846,438
Sempra, 5.75%, due 7/1/79(a)		89,854	1,850,992
Southern Co., 4.95%, due 1/30/80, Series 2020(a)(b)		284,607	5,492,915
Southern Co., 6.50%, due 3/15/85(a)		67,675	1,684,431
Xcel Energy, Inc., 6.25%, due 10/15/85		10,257	253,143

			23,096,989

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$211,385,839)			191,200,139

		Principal Amount*
PREFERRED SECURITIES—OVER-THE-COUNTER	10.1%
BANKING	4.8%
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29 (Spain)(a)(f)(g)(h)		1,200,000	1,297,369
Bank of America Corp., 6.625% to 5/1/30, Series OO(a)(b)(f)(h)		2,000,000	2,051,810
Bank of Nova Scotia, 8.625% to 10/27/27, due 10/27/82 (Canada)(a)(h)		1,000,000	1,040,020
Barclays PLC, 9.625% to 12/15/29 (United Kingdom)(a)(b)(f)(g)(h)		5,400,000	5,893,047
BNP Paribas SA, 7.75% to 8/16/29 (France)(a)(b)(f)(g)(h)(i)		3,800,000	3,923,131
BNP Paribas SA, 8.50% to 8/14/28 (France)(a)(b)(f)(g)(h)(i)		2,200,000	2,293,713
Charles Schwab Corp., 4.00% to 6/1/26, Series I(a)(b)(f)(h)		1,688,000	1,677,614
Charles Schwab Corp., 4.00% to 12/1/30, Series H(a)(b)(f)(h)		3,850,000	3,564,050
Citigroup Capital III, 7.625%, due 12/1/36(a)		1,090,000	1,207,659
Citigroup, Inc., 6.50% to 5/15/31, Series JJ(a)(f)(h)		452,000	451,046
Citigroup, Inc., 6.875% to 8/15/30, Series GG(a)(b)(f)(h)		3,900,000	3,930,061
Citigroup, Inc., 6.95% to 2/15/30, Series FF(a)(b)(f)(h)		3,500,000	3,528,004
Citigroup, Inc., 7.00% to 8/15/34, Series DD(a)(f)(h)		1,250,000	1,287,203
Cooperatieve Rabobank UA, 6.50% (Netherlands)(f)(j)		EUR 1,500,000	1,920,587
Credit Suisse Group AG, 5.25%, Claim (Switzerland)(e)(f)(g)(i)(k)		1,500,000	375,000
ING Groep NV, 7.25% to 11/16/34 (Netherlands)(f)(g)(h)(j)		1,600,000	1,636,771
NatWest Group PLC, 8.125% to 11/10/33 (United Kingdom)(a)(f)(g)(h)		1,550,000	1,678,630
Nordea Bank Abp, 6.75% to 11/10/33 (Finland)(a)(b)(f)(g)(h)(i)		2,000,000	1,995,261
PNC Financial Services Group, Inc., 6.00% to 5/15/27, Series U(a)(b)(f)(h)		2,270,000	2,270,467
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(a)(b)(f)(h)		4,260,000	4,271,800
Royal Bank of Canada, 6.50% to 11/24/35, due 11/24/85 (Canada)(a)(h)		2,000,000	1,933,990
Royal Bank of Canada, 6.75% to 8/24/30, due 8/24/85 (Canada)(a)(b)(h)		2,100,000	2,109,030
Societe Generale SA, 8.125% to 11/21/29 (France)(a)(b)(f)(g)(h)(i)		2,400,000	2,472,382
Societe Generale SA, 9.375% to 11/22/27 (France)(a)(f)(g)(h)(i)		1,800,000	1,883,032

		Principal Amount*	Value
State Street Corp., 6.70% to 9/15/29, Series J(a)(f)(h)		1,800,000	$1,856,327
Swedbank AB, 7.75% to 3/17/30 (Sweden)(f)(g)(h)(j)		2,200,000	2,317,177
Toronto-Dominion Bank, 7.25% to 7/31/29, due 7/31/84 (Canada)(a)(b)(h)		2,000,000	2,042,350
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada)(a)(h)		1,000,000	1,032,271
UBS Group AG, 6.85% to 9/10/29 (Switzerland)(a)(b)(f)(g)(h)(i)		2,600,000	2,578,224
UBS Group AG, 7.00% to 2/5/35 (Switzerland)(a)(f)(g)(h)(i)		1,800,000	1,750,631
UBS Group AG, 9.25% to 11/13/28 (Switzerland)(a)(b)(f)(g)(h)(i)		2,600,000	2,772,784
UBS Group AG, 9.25% to 11/13/33 (Switzerland)(a)(b)(f)(g)(h)(i)		2,200,000	2,478,518
Wells Fargo & Co., 6.85% to 9/15/29(a)(b)(f)(h)		5,450,000	5,652,903
Wells Fargo & Co., 7.625% to 9/15/28(a)(b)(f)(h)		2,060,000	2,165,241

			79,338,103

BROKERAGE	0.2%
Goldman Sachs Group, Inc., 4.125% to 11/10/26, Series V(a)(f)(h)		1,675,000	1,653,305
Goldman Sachs Group, Inc., 7.50% to 5/10/29, Series X(a)(f)(h)		1,820,000	1,907,688

			3,560,993

ENERGY	0.3%
BP Capital Markets PLC, 6.45% to 12/1/33(a)(b)(f)(h)		2,000,000	2,080,418
Phillips 66 Co., 5.875% to 12/15/30, due 3/15/56, Series A(a)(b)(h)		3,000,000	2,956,524

			5,036,942

HEALTH CARE	0.2%
Humana, Inc., 6.625% to 6/15/31, due 9/15/56(a)(b)(h)		2,879,000	2,767,711

INSURANCE	0.9%
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(a)(b)(h)		1,060,000	1,068,497
Dai-ichi Life Insurance Co. Ltd., 6.20% to 1/16/35 (Japan)(a)(b)(f)(h)(i)		3,200,000	3,220,307
Equitable Holdings, Inc., 6.70% to 12/28/34, due 3/28/55(a)(b)(h)		4,140,000	4,190,802
MetLife Capital Trust IV, 7.875%, due 12/15/37(a)(b)(i)		2,000,000	2,164,132
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(a)(b)(h)		1,700,000	1,704,670
Voya Financial, Inc., 7.758% to 9/15/28, Series A(a)(b)(f)(h)		2,500,000	2,605,170

			14,953,578

PIPELINES	1.1%
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(a)(b)(h)		2,610,000	2,651,447
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)(a)(b)(h)		3,800,000	4,104,954
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(a)(b)(h)		2,430,000	2,735,249
Energy Transfer LP, 6.50% to 11/15/26, Series H(a)(f)(h)		1,480,000	1,478,259
Energy Transfer LP, 7.125% to 5/15/30, Series G(a)(b)(f)(h)		3,825,000	3,903,259
South Bow Canadian Infrastructure Holdings Ltd., 7.50% to 12/1/34, due 3/1/55 (Canada)(a)(b)(h)		2,300,000	2,396,218

			17,269,386

SHOPPING CENTER	0.1%
Unibail-Rodamco-Westfield SE, 4.75% to 6/11/31 (France)(f)(h)(j)		EUR 1,700,000	1,945,295

TELECOMMUNICATION SERVICES	0.7%
Bell Canada, 7.00% to 6/15/35, due 9/15/55 (Canada)(a)(b)(h)		2,081,000	2,130,765
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(a)(b)(h)		5,710,000	5,228,372
Vodafone Group PLC, 5.125% to 12/4/50, due 6/4/81 (United Kingdom)(a)(h)		500,000	388,886
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(a)(h)		3,354,000	3,451,959

			11,199,982

		Principal Amount*	Value
UTILITIES	1.8%
AES Corp., 7.60% to 10/15/29, due 1/15/55(a)(h)		750,000	$744,332
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(a)(b)(h)		2,600,000	2,530,779
American Electric Power Co., Inc., 6.95% to 9/15/34, due 12/15/54(a)(b)(h)		2,600,000	2,760,074
CenterPoint Energy, Inc., 6.85% to 11/15/34, due 2/15/55, Series B(a)(h)		1,000,000	1,051,438
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(a)(b)(f)(h)		2,500,000	2,462,562
Dominion Energy, Inc., 6.875% to 11/3/29, due 2/1/55, Series A(a)(b)(h)		2,415,000	2,487,162
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(a)(h)		735,000	736,518
Entergy Corp., 7.125% to 9/1/29, due 12/1/54(a)(b)(h)		3,000,000	3,075,729
EUSHI Finance, Inc., 7.625% to 9/15/29, due 12/15/54(a)(b)(h)		2,167,000	2,241,967
NextEra Energy Capital Holdings, Inc., 6.50% to 5/15/35, due 8/15/55(a)(h)		1,190,000	1,228,473
Puget Energy, Inc., 7.25% to 6/15/36, due 9/15/56(h)(i)		1,602,000	1,595,984
Sempra, 4.125% to 1/1/27, due 4/1/52(a)(b)(h)		5,000,000	4,867,973
Sempra, 6.40% to 7/1/34, due 10/1/54(a)(b)(h)		4,190,000	4,178,307

			29,961,298

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$163,969,846)			166,033,288

CORPORATE BONDS	2.7%
APARTMENT	0.3%
ERP Operating LP, 4.50%, due 6/1/45(a)		1,500,000	1,281,702
Essex Portfolio LP, 5.50%, due 4/1/34(a)(b)		3,440,000	3,489,782

			4,771,484

DIVERSIFIED	0.2%
American Assets Trust LP, 6.15%, due 10/1/34(a)(b)		2,685,000	2,664,352

FINANCE	0.1%
HA Sustainable Infrastructure Capital, Inc., 6.00%, due 3/15/36(a)		1,250,000	1,213,659

FREE STANDING	0.0%
Agree LP, 5.625%, due 6/15/34(a)		925,000	945,015

HEALTH CARE	0.1%
National Health Investors, Inc., 5.35%, due 2/1/33(a)		1,000,000	984,568
Sabra Health Care LP, 3.20%, due 12/1/31(a)(b)		500,000	451,690

			1,436,258

HOTEL	0.1%
Host Hotels & Resorts LP, 5.70%, due 7/1/34(a)(b)		2,265,000	2,289,623

INDUSTRIALS	0.0%
Americold Realty Operating Partnership LP, 5.409%, due 9/12/34(a)		1,000,000	952,889

INFRASTRUCTURE	0.1%
Crown Castle, Inc., 4.00%, due 11/15/49(a)		1,800,000	1,309,668

OFFICE	0.2%
Hudson Pacific Properties LP, 5.95%, due 2/15/28(a)(b)		2,975,000	2,825,082

REGIONAL MALL	0.2%
Simon Property Group LP, 5.85%, due 3/8/53(a)(b)		2,620,000	2,618,929

		Principal Amount*	Value
RETAIL	0.1%
Essential Properties LP, 2.95%, due 7/15/31(a)(b)		1,473,000	$1,327,462

SELF STORAGE	0.1%
Public Storage Operating Co., 5.35%, due 8/1/53(a)(b)		1,705,000	1,609,637

SHOPPING CENTER	0.6%
Federal Realty OP LP, 4.50%, due 12/1/44(a)		1,700,000	1,455,977
Global Net Lease, Inc., 4.50%, due 9/30/28(a)(b)(i)		4,200,000	4,072,018
Kimco Realty OP LLC, 6.40%, due 3/1/34(a)(b)		1,460,000	1,580,487
Phillips Edison Grocery Center Operating Partnership I LP, 2.625%, due 11/15/31(a)(b)		1,160,000	1,027,814
Phillips Edison Grocery Center Operating Partnership I LP, 5.75%, due 7/15/34(a)(b)		1,995,000	2,050,466

			10,186,762

SPECIALTY	0.6%
Newmark Group, Inc., 7.50%, due 1/12/29(a)		840,000	881,122
VICI Properties LP, 5.625%, due 5/15/52(a)		1,765,000	1,578,830
VICI Properties LP, 6.125%, due 4/1/54(a)		1,100,000	1,048,977
VICI Properties LP/VICI Note Co., Inc., 4.125%, due 8/15/30(a)(b)(i)		6,297,000	6,032,427

			9,541,356

TOTAL CORPORATE BONDS (Identified cost—$43,887,757)			43,692,176

COMMERCIAL MORTGAGE-BACKED SECURITIES	0.3%
NYO Commercial Mortgage Trust, 5.333% (1 Month USD Term SOFR + 1.659%), due 12/15/38, Series 2021-1290(i)(l)		4,450,000	4,433,463

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified cost—$4,278,953)			4,433,463

		Shares
WARRANTS—REAL ESTATE—OFFICE	0.2%
Hudson Pacific Properties, Inc., exercise price $0.07(e)(m)		446,575	2,607,998

TOTAL WARRANTS (Identified cost—$6,939,773)			2,607,998

		Ownership%††
PRIVATE REAL ESTATE—OFFICE	1.1%
Legacy Gateway JV LLC, Plano, TX(n)		56.5%	18,409,711

TOTAL PRIVATE REAL ESTATE (Identified cost—$23,637,405)			18,409,711

		Shares	Value
SHORT-TERM INVESTMENTS	2.6%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 3.60%(o)		33,392,200	$33,392,200
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.60%(o)		9,217,560	9,217,560

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$42,609,760)			42,609,760

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$2,029,595,994)	142.8%		2,341,236,949
WRITTEN OPTION CONTRACTS (Premiums received—$1,116,809)	(0.1)		(1,306,088)
LIABILITIES IN EXCESS OF OTHER ASSETS	(42.7)		(699,823,270)
SERIES A CUMULATIVE PREFERRED STOCK, AT LIQUIDATION VALUE	(0.0)		(125,000)

NET ASSETS	100.0%		$1,639,982,591

Exchange-Traded Option Contracts

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(p)	Premiums Received	Value
Call—Iron Mountain, Inc.	$115.00	6/18/26	(509)	$(5,198,926)	$(253,725)	$(131,664)
Put—BXP, Inc.	60.00	4/17/26	(699)	(3,627,810)	(208,705)	(573,444)
Put—Prologis, Inc.	125.00	4/17/26	(365)	(4,824,570)	(76,868)	(55,496)
Put—Simon Property Group, Inc.	175.00	4/17/26	(259)	(4,831,127)	(51,535)	(28,012)
Put—Omega Healthcare Investors, Inc.	42.00	5/15/26	(1,058)	(4,636,156)	(78,670)	(114,905)
Put—SBA Communications Corp	170.00	5/15/26	(257)	(4,423,227)	(192,741)	(177,231)
Put—Iron Mountain, Inc.	85.00	6/18/26	(466)	(4,759,724)	(96,265)	(92,077)
Put—Simon Property Group, Inc.	175.00	6/18/26	(258)	(4,812,474)	(158,300)	(133,259)
			(3,871)	$(37,114,014)	$(1,116,809)	$(1,306,088)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate	Fixed Rate Pay/ Receive	Fixed Payment Frequency	Floating Rate	Floating Rate Pay/ Receive	Floating Payment Frequency	Maturity Date	Unrealized Appreciation (Depreciation)	Upfront Payments (Receipts)	Value
$115,000,000	0.762%	Pay	Monthly	3.794%(q)	Receive	Monthly	9/15/26	$1,775,004	$(3,761)	$1,771,243
190,000,000	1.237%	Pay	Monthly	3.794%(q)	Receive	Monthly	9/15/27	7,131,564	(14,886)	7,116,678
200,000,000	3.246%	Pay	Monthly	3.680%(q)	Receive	Monthly	9/15/28	1,448,445	—	1,448,445

								$10,355,013	$(18,647)	$10,336,366

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver			In Exchange For	Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	3,329,024	USD	3,835,802	4/20/26	$(15,333)

Glossary of Portfolio Abbreviations

EUR	Euro Currency
OIS	Overnight Indexed Swap
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Schedule of Investments.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stock	$1,872,250,414	$—	$—		$1,872,250,414
Preferred Securities—Exchange-Traded	191,200,139	—	—		191,200,139
Preferred Securities—Over-the-Counter	—	166,033,288	—		166,033,288
Corporate Bonds	—	43,692,176	—		43,692,176
Commercial Mortgage-Backed Securities	—	4,433,463	—		4,433,463
Warrants	—	2,607,998	—		2,607,998
Private Real Estate	—	—	18,409,711	(r)	18,409,711
Short-Term Investments	—	42,609,760	—		42,609,760

Total Investments in Securities	$2,063,450,553	$259,376,685	$18,409,711		$2,341,236,949

Interest Rate Swap Contracts	$—	$10,355,013	$—		$10,355,013

Total Derivative Assets	$—	$10,355,013	$—		$10,355,013

Forward Foreign Currency Exchange Contracts	$—	$(15,333)	$—		$(15,333)
Written Option Contracts	—	(1,306,088)	—		(1,306,088)

Total Derivative Liabilities	$—	$(1,321,421)	$—		$(1,321,421)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2025	Change in unrealized appreciation (depreciation)	Balance as of March 31, 2026
Private Real Estate—Office	$18,341,950	$67,761	$18,409,711

The change in unrealized appreciation (depreciation) attributable to securities owned on March 31, 2026 which were valued using significant unobservable inputs (Level 3) amounted to $67,761.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at March 31, 2026	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(s)
		Discounted	Terminal Capitalization Rate	7.25%	Decrease
Private Real Estate—Office	$18,409,711	Cash Flow	Discount Rate	8.50%	Decrease

Note: Percentages indicated are based on the net assets of the Fund.

*	Amount denominated in U.S. dollars unless otherwise indicated.
††	Legacy Gateway JV LLC, owns a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024.
(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $1,497,126,578 in aggregate has been pledged as collateral.
(b)	A portion of the security has been rehypothecated in connection with the Fund’s revolving credit agreement. $653,436,081 in aggregate has been rehypothecated.
(c)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $25,849,345 in aggregate has been pledged as collateral.
(d)	Restricted security. Aggregate holdings equal 0.3% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $8,757,813.

(e)	Non–income producing security.
(f)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(g)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $35,345,670 which represents 2.2% of the net assets of the Fund (1.5% of the managed assets of the Fund).

(h)	Security converts to floating rate after the indicated fixed–rate coupon period.
(i)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $44,041,007 which represents 2.7% of the net assets of the Fund, of which 0.02% are illiquid.

(j)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $7,819,830 which represents 0.5% of the net assets of the Fund, of which 0.0% are illiquid.

(k)	Security is in default.
(l)	Variable rate. Rate shown is in effect at March 31, 2026.
(m)	These warrants do not have a stated expiration date.
(n)	Security value is determined based on significant unobservable inputs (Level 3).
(o)	Rate quoted represents the annualized seven–day yield.
(p)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(q)	Based on 1-Day USD-SOFR-OIS. Represents rates in effect at March 31, 2026.
(r)

Private Real Estate, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security. See Note 1 - Portfolio Valuation.

(s)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued based upon prices provided by a third-party pricing service. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange-traded options are valued at their last sale price as of the close of options trading on the applicable exchanges on the valuation date, when supported by sufficient trading volume, or otherwise based on prices provided by a third-party pricing service. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Fund utilizes an independent valuation services firm (the Independent Valuation Advisor) to assist the investment manager in the determination of the Fund’s fair value of private real estate investments held by the Cohen & Steers RQI Trust (the REIT Subsidiary). Limited scope appraisals are prepared on a monthly basis and typically include a limited comparable sales and a full discounted cash flow analysis. Annually, a full scope, detailed appraisal report is completed which typically includes market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis. The full scope report is prepared by a third-party appraisal firm. The investment manager, including through communication with the Independent Valuation Advisor, monitors for material events that the investment manager believes may be expected to have a material impact on the most recent estimated fair values of such private real estate investments. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s or REIT Subsidiary’s daily NAV. The investment manager, in conjunction with the Independent Valuation Advisor, values the private real estate investments using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The investment manager expects the primary methodology used to value private real estate investments will be the income approach. Consistent with industry practices, the income approach incorporates actual contractual lease income, professional judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence, and other subjective factors. Other methodologies that may also be used to value properties include, among other approaches, sales comparisons and cost approaches. Private real estate appraisals are reported on a free and clear basis (i.e. any property-level indebtedness that may be in place is not incorporated into the valuation). Property level debt is valued separately in accordance with GAAP.

The Board of Directors has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a-5 under the Investment Company Act of 1940. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)—(Continued)

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The levels associated with valuing the Fund’s investments as of March 31, 2026 are disclosed in the Fund’s Consolidated Schedule of Investments.

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund may enter into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar-denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)—(Continued)

reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (the effective date). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Consolidated Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.